SUMMARY PROSPECTUS FOR NEW INVESTORS

April 27, 2026

JACKSON MARKET LINK PRO® II
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITY

Issued by
Jackson National Life Insurance Company of New York®

This summary prospectus summarizes key features of the Jackson Market Link Pro® II Contract.

Before you invest, you should review the prospectus for the Jackson Market Link Pro® II Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.jackson.com/product-literature-11.html. You can also obtain this information at no cost by calling 1-800-599-5651 or by sending an email request to customercare@jackson.com.

You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.jackson.com.

You may cancel your Contract within 10 days of delivery of the Contract. Upon cancellation, you will receive Premiums paid into the Contract, less any withdrawals you've taken prior to cancelling. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
Jackson Market Link Pro II is a Registered Index-Linked Annuity (“RILA”) contract. The Contract is an SEC registered, tax deferred annuity that permits you to link your investment to an Index (or multiple Indexes) over a defined period of time ("term").
The Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of Contract Options during the accumulation phase. The Contract also offers death benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals.
Phases of the Contract
The Contract has two phases: the accumulation phase, when you make Premium payments to us, and the income phase, when we make income payments to you.
Accumulation Phase
The Contract is divided into two general categories for allocation of your Premium and Contract Value during the accumulation phase: the Fixed Account, where amounts earn a declared rate of interest for an annually renewable one-year term, and the Index Account, where amounts earn index-linked interest ("Index Adjustment") for a specified term based in part upon the performance of a selected Index.

A list of Contract Options and additional information about the Contract Options in which you may currently invest is provided in Appendix A: Investment Options Available Under the Contract.

Index Account
The Contract currently offers five Indexes that can be tracked in any combination, which allow for the ability to diversify among different asset classes and investment strategies. At the end of the term, we will credit positive or negative interest ("Index Adjustment") to amounts allocated to your Index Account Option based, in part, on the performance of your selected Index. If the Index Return is positive, the Contract credits any gains in that Index to your Index Account Option Value, subject to the Crediting Method you choose: Cap or Performance Trigger. If the Index Return is negative, the Contract credits losses, which may be either absorbed or offset, subject to a Buffer Protection Option. You could lose a significant amount of money if the Index declines in value.

Indexes: Each Index is comprised of or defined by certain securities or by a combination of certain securities and other investments. The Indexes currently offered on the Contract are the S&P 500, Russell 2000, MSCI Emerging Markets, MSCI EAFE, and the MSCI KLD 400 Social Index.
Crediting Methods: Each Crediting Method provides the opportunity to receive an Index Adjustment based on any positive Index Return at the end of the Index Account Option Term. We limit the amount you can earn on an Index Account Option through the use of the Crediting Methods. The Crediting Methods currently offered on the Contract are the Cap, subject to a stated Cap Rate (and an Index Participation Rate) and Performance Trigger, subject to a stated Performance Trigger Rate. Current Cap Rates, Index Participation Rates (applicable only with the Cap Crediting Method) and Performance Trigger Rates are provided at the time of application, and to existing owners and financial professionals at any time, upon request. Crediting methods must be elected before the start of the Term and will apply for the duration of the Term.

•Cap
◦This Crediting Method provides a positive Index Adjustment equal to any positive Index Return multiplied by the stated Index Participation Rate, subject to a stated Cap Rate.
◦The Cap Rate is the maximum amount of positive Index Adjustment you may receive. This means if the Index Return is in excess of the Cap Rate, your positive Index Adjustment will be limited by (and equal to) the Cap Rate. For example, if the Index Return is 12% and your Cap Rate under the Cap Crediting Method is 10%, we will credit you with a 10% positive Index Adjustment at the end of the Index Account Option Term, meaning your Contract Value will increase by 10%.
◦The Index Participation Rate is guaranteed to never be less than 100%. This means it will never reduce your Index Adjustment. If the Index Participation Rate is greater than 100%, it may serve to increase your Index Adjustment.

◦In no event will an available Cap Rate be lower than 24% for a 6-year Index Account Option Term, 12% for a 3-year Index Account Option Term, or 4% for a 1-year Index Account Option Term.
◦An Index Participation Rate or a Cap Rate are not a guarantee of any positive return.

•Performance Trigger
◦This Crediting Method provides a positive Index Adjustment equal to a stated Performance Trigger Rate if the Index Return is zero or positive.
◦The Performance Trigger Rate equals the positive Index Adjustment that you will receive if the Index Return is zero or positive, regardless of whether the actual Index Return is higher or lower than the stated Performance Trigger Rate. For example, if the Index Return is 12% and your Performance Trigger Rate under the Performance Trigger Crediting Method is 10%, we will credit you with a 10% positive Index Adjustment at the end of the Index Account Option Term, meaning your Contract Value will increase by 10%.
◦In no event will an available Performance Trigger Rate be lower than 5%.
◦A Performance Trigger Rate is not a guarantee of any positive return.
The Index Participation Rate is not available as a stand-alone Crediting Method.

Protection Option: The Protection Option provides a level of downside protection if the Index Return is negative. We currently offer a Buffer Protection Option. Current Buffer rates are provided at the time of application.
•A Buffer protects from loss up to a specific amount (typically 10% or 20%). You only incur a loss if the Index declines more than the stated Buffer percentage. For example, if an Index declines 15% and you chose a 10% Buffer, you would incur a loss of 5% for that Index Account Option Term. Available Buffer rates are guaranteed to be no less than 10% or more than 30%. Available Buffer Protection Options will always be at least 10%.
Index Account Option Terms: The Contract currently offers three term lengths: a 1-Year term, a 3-Year term, and a 6-Year term depending on the Crediting Method and Protection Option you choose.
The available Crediting Method and Protection Option rates are the new business and renewal rates effective as of the first day of an Index Account Option Term and will not change until the end of your Index Account Option Term. The rate for a particular Index Account Option Term may be higher or lower than the rate for previous or future Index Account Option Terms.
We reserve the right to delete or add Index Account Options, Indexes, Crediting Methods, Protection Options, and Index Account Option Terms in the future. There will always be more than one Index Account Option available, and those options will always be identical or similar to one of the options disclosed in the prospectus.

Fixed Account
You also have the option to invest all or a portion of your Contract Value into a Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at a fixed rate for the duration of the term. Currently, we offer a one-year term for amounts allocated to the Fixed Account and at the end of the one-year term, you will have the option of reallocating those amounts to Index Account Options, or to continue with the amounts in the Fixed Account. The credited interest rate on the Fixed Account is set annually and can be changed as each one-year term resets on the Contract Anniversary, subject to a guaranteed minimum interest rate.
There is also a Short Duration Fixed Account Option, which is only available in connection with Intra-Term Performance Locks and spousal continuation, and may not be independently elected. On each Contract Anniversary, any amounts allocated to the Short Duration Fixed Account Option in connection with a spousal continuation adjustment, including interest earned on those amounts, will be reallocated to the 1-year Fixed Account Option unless new allocation instructions have been received by us in Good Order from the spouse continuing the Contract. See “Intra-Term Performance Lock” below for information on how the Short Duration Fixed Account Option is used for Intra-Term Performance Lock transfers. In comparison to the one year Fixed Account Option, the Short Duration Fixed Account Option generally has lower interest crediting rates, and cannot be independently elected absent an Intra-Term Performance Lock or spousal continuation.
Income Phase
You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments from us. Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your Contract.

Contract Features
Intra-Term Performance Lock: Intra-Term Performance Lock is currently available with Cap Crediting Method options. Intra-Term Performance Lock is not currently available with Performance Trigger Crediting Method options. This feature allows you to transfer the full Interim Value from your selected Index Account Option into the Short Duration Fixed Account Option, where it will earn the declared Short Duration Fixed Account rate of interest beginning on the Intra-Term Performance Lock Date until the next Contract Anniversary. You can view the Interim Value for your Index Account Option(s) as of the end of the previous Business Day in your account on jackson.com or by contacting us via phone at 1-800-599-5651. We use the Interim Value calculated at the end of the Business Day after we receive your request. This means you will not be able to determine in advance your "locked in" Interim Value, and it may be higher or lower than it was on the Business Day we received your Intra-Term Performance Lock request. Any such transfers are subject to an Interim Value adjustment, as discussed immediately above in this Overview of the Contract section, which can substantially reduce your Index Account Option Value. An Intra-Term Performance Lock ends the Index Account Option Term for the Index Account Option out of which it is transferred, effectively terminating that Index Account Option. Once an Intra-Term Performance Lock has been processed, it is irrevocable.

On each Contract Anniversary, any amounts allocated to the Short Duration Fixed Account Option as part of an Intra-Term Performance Lock, including interest earned on those amounts, will be reallocated into a new Index Account Option identical to the one from which they were originally transferred, subject to availability requirements, unless new allocation instructions have been received by us in Good Order, and will begin a new Index Account Option Term.

Access to Your Money: You are permitted to make withdrawals under the terms of the Contract. Withdrawals taken during the first six years of the Contract may be subject to Withdrawal Charges and withdrawals taken from Index Account Options may be subject to an Interim Value adjustment. Depending on the Crediting Method, Protection Option, Index selected, and the amount of time that has elapsed in the Index Account Option Term, this adjustment could be substantial.
Death Benefit: During the accumulation phase, your Contract includes a standard death benefit. For Owners 80 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) is the greater of the Contract Value or the Premium you paid into the Contract (reduced proportionally by the percentage reduction in the Index Account Option Value and the Fixed Account Value for each partial withdrawal (including any applicable Withdrawal Charge)). For Owners age 81 or older at the Issue Date of the Contract, the standard death benefit is the Contract Value.
Contract Adjustments
Interim Value: Because the Index Account Options are designed to credit an Index Adjustment by measuring the change in the Index Return from the beginning of the Index Account Option Term to the end of the Index Account Option Term, an Interim Value calculation is necessary to determine the daily value of your Index Account Option on any given Business Day for purposes of Intra-Term Performance Locks or if amounts are removed from an Index Account Option prior to the end of the Index Account Option Term, including partial or total withdrawals from the Contract, automatic withdrawals, required minimum distributions ("RMDs"), amounts applied to an income option upon annuitization, and payment of the Contract Value element of the death benefit. Each Index Account Option will have a separate Interim Value. Withdrawals will reduce the Interim Value and any withdrawal taken in the first six years after issue may also be assessed Withdrawal Charges in addition to the Interim Value adjustment. You could lose a significant amount of money due to the use of Interim Values if amounts are removed from the Index Account Options prior to the end of the Index Account Option Term.

In calculating the Interim Value adjustment, we use prorated Index Adjustment Factors, which in some instances may serve to reduce any positive Index Adjustment, as well as increase any negative Index Adjustment we credit when compared to the Index Adjustment you would have received if you had waited until the end of your Index Account Option Term to take your withdrawal. This is because the Index Adjustment Factors are prorated by the time elapsed during the Index Account Option Term. In other words, the values are determined by multiplying the Index Adjustment Factor by the number of days elapsed so far during the Index Account Option Term and then dividing by the total number of days in the Index Account Option Term. Any negative adjustment could be significant and impact the amount of Contract Value available for future withdrawals.

Each time you take a withdrawal from an Index Account Option before the end of your Index Account Option Term, we will recalculate your Index Account Option Value, based on an Interim Value adjustment, which could be zero, positive or negative. The Index Account Option Value is reduced proportionally to the Contract Value for each withdrawal. This means if you withdraw 10% of your Contract Value, your Index Account Option Value will also be reduced by 10%. If an Interim Value adjustment is positive, your Index Account Option Value will be decreased by less than the amount of the withdrawal; in other words, on less than a dollar for dollar basis If an Interim Value adjustment is negative, your Index Account Option Value will be decreased by more than the amount of the withdrawal; in other words, on more than a dollar for dollar basis. Amounts removed during the Index Account Option Term will not receive an Index Adjustment at the end of that Index Account Option Term. This means that by transacting mid-term on Interim Value, you are reducing the Index Account Option Value that could have received an Index Adjustment at the end of the Index Account Option Term.

DEFINITIONS

Adjusted Index Return - the percentage change in an Index value measured from the start of an Index Account Option Term to the end of the Index Account Option Term, adjusted based on the Cap Rate, Index Participation Rate (applicable only with the Cap Crediting Method), Performance Trigger Rate, and Buffer, as applicable. On any day during an Index Account Option Term prior to the end of the Term, the percentage change in the Index value measured from the start of the Index Account Option Term and the current Index value as of that day, adjusted based on the applicable prorated Crediting Method (e.g. Cap Rate/Performance Trigger Rate). If the Index return is negative, we apply the prorated Buffer Protection Option that you have elected. The Index Participation Rate is not prorated when calculating the Adjusted Index Return.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Buffer - a Protection Option and an Index Adjustment Factor. A Buffer is the amount of negative Index price change before a negative Index Adjustment is credited to the Index Account Option Value at the end of an Index Account Option Term, expressed as a percentage. A Buffer protects from loss up to a stated amount. You only incur a loss if the Index declines more than the stated Buffer percentage during the Index Account Option Term (though it is possible to incur a loss in excess of the stated Buffer percentage if you make a withdrawal prior to the end of the Index Account Option Term).

Business Day - any day that the New York Stock Exchange is open for business during the hours in which the New York Stock Exchange is open. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Cap Rate ("CR") or Cap - one of two currently available Crediting Methods, and an Index Adjustment Factor. The Cap Rate is the maximum positive Index Adjustment, expressed as a percentage, that will be credited to an Index Account Option under the Cap Crediting Method at the end of each Index Account Option Term after application of the Index Participation Rate.

Contract - the single premium deferred Index-linked annuity contract and any optional endorsements you may have selected.

Contract Anniversary - the Business Day on or immediately following each one-year anniversary of the Issue Date.

Contract Option - one of the options offered by the Company under this Contract. The Contract Options for this product are the Fixed Account and Index Account.

Contract Value - the sum of the allocations to the Fixed Account and the Index Account.

Contract Year - the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2026, then the end of Contract Year 0-1 would be January 14, 2027, and January 15, 2027, which is the first Contract Anniversary, begins Contract Year 1-2.

Crediting Method - the general term used to describe a method of crediting the applicable positive Index Adjustment at the end of an Index Account Option Term.

End-Term Performance Lock - a Contract feature that allows for the automatic reallocation of positive Index Adjustments from Index Account Options into the Fixed Account at the end of each Index Account Option Term.

Fixed Account - a Contract Option in which amounts earn a declared rate of interest for a defined period of time.

Fixed Account Option - An option within the Fixed Account for allocation of Premium or Contract Value defined by its term.

Fixed Account Minimum Interest Rate - the minimum interest rate applied to the Fixed Account, guaranteed for the life of the Contract.

Fixed Account Value - the value of the portion of the Premium allocated to the Fixed Account. The Fixed Account Value is equal to the larger of the Fixed Account Minimum Value or Premium allocated to the Fixed Account, plus interest credited daily at never less than the Fixed Account Minimum Interest Rate for the Contract per annum, less any partial withdrawals including any Withdrawal Charges on such withdrawals, and any amounts transferred out of the Fixed Account.

Good Order - when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date - the date on which income payments are scheduled to begin as described in the Income Payments section of the prospectus.

Index - a benchmark used to determine the positive or negative Index Adjustment credited, if any, for a particular Index Account Option.

Index Account - a Contract Option in which amounts are credited positive or negative index-linked interest for a specified period.

Index Account Option - an option within the Index Account for allocation of Premium, defined by its term, Index, Crediting Method, and Protection Option.

Index Account Option Term - the selected duration of an Index Account Option.

Index Account Option Term Anniversary - the Business Day concurrent with or immediately following the end of an Index Account Option Term.

Index Account Option Value - the value of the portion of Premium allocated to an Index Account Option.

Index Account Value - the sum of the Index Account Option Values.

Index Adjustment - an adjustment to Index Account Option Value at the end of each Index Account Option Term, or at the time of removal of Index Account Option Value. Index Adjustments can be zero, positive or negative, depending on the performance of the selected Index, Crediting Method, and Protection Option. The Index Adjustment is equal to the Adjusted Index Return.

Index Adjustment Factor(s) - the parameters used to determine the amount of an Index Adjustment. These parameters are specific to the applicable Crediting Method and Protection Option. Cap Rates, Performance Trigger Rates, Index Participation Rates (applicable only with the Cap Crediting Method), and Buffers are all Index Adjustment Factors.

Index Participation Rate ("IPR") - the percentage applied to any positive Index Return in the calculation of the Index Adjustment for the Cap Crediting Method. The IPR is an Index Adjustment Factor, and is declared at the beginning of the Index Account Option term. The IPR is guaranteed to be at least 100%, and will never serve to decrease an Index Adjustment. The IPR is not a stand-alone Crediting Method. It is applicable only with the Cap Crediting Method.

Index Return - the percentage change in an Index value measured from the start of an Index Account Option Term to the end of the Index Account Option Term.

Interim Value - the Index Account Option Value during the Index Account Option Term. The Interim Value will never be less than zero. On each day of the Index Account Option Term prior to the end of the Index Account Option Term, the Interim Value is the greater of the Index Account Option Value on the first day of the term (which equals any Premium or Contract Value allocated to the Index Account Option on that day) reduced for any Contract Value removed from the Index Account Option or Intra-Term Performance Locks transferred from the Index Account Option during the term, in the same proportion as the Interim Value was reduced on the date of the withdrawal or Intra-Term Performance Lock, plus the prorated Index Adjustment subject to prorated Index Adjustment Factors, where applicable, or zero. The Index Participation Rate Index Adjustment Factor is not prorated. The Interim Value uses applicable prorated Index Adjustment Factors (based on the elapsed portion of the Index Account Option Term), but the Index Participation Rate Index Adjustment Factor is not prorated for the purposes of calculating Interim Value prior to the end of the Index Account Option Term. The Interim Value is calculated on each day of the Index Account Option Term, other than the first and last days, and is the amount of Index Account Option Value available for partial or total withdrawals (including automatic withdrawals, RMDs, amounts applied to an income option upon annuitization, and payment of the Contract Value element of the death benefit) or Intra-Term Performance Locks.

Intra-Term Performance Lock- a Contract feature that permits the one-time reallocation of Interim Value from an Index Account Option to the Short Duration Fixed Account Option prior to the end of the Index Account Option Term.

Intra-Term Performance Lock Date - the date Interim Value is reallocated to the Short Duration Fixed Account Option in connection with an Intra-Term Performance Lock.

Issue Date - the date your Contract is issued.

Jackson of NY, JNLNY, we, our, or us – Jackson National Life Insurance Company of New York. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Performance Trigger Rate ("PTR") - one of two currently available Crediting Methods, and an Index Adjustment Factor. The PTR is the amount of positive Index Adjustment, expressed as a percentage, that will be credited to an Index Account Option under the Performance Trigger Crediting Method at the end of each Index Account Option Term if the performance criteria are met.

Premium - consideration paid into the Contract by or on behalf of the Owner.

Protection Options - a Protection Option provides varying levels of partial protection against the risk of loss of Index Account Option Value when Index Return is negative.

Remaining Premium - total Premium paid into the Contract, reduced by withdrawals of Premium, including Withdrawal Charges, before withdrawals are adjusted for any applicable charges.

Required Minimum Distributions ("RMDs") – for certain qualified Contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the Owner of a qualified Contract.

Withdrawal Charge - a charge that is applied to withdrawals in excess of the Free Withdrawal amount during the first six years of the Contract, expressed as a percentage of Remaining Premium.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from your Contract during the first 6 years of the Contract, you will be assessed a withdrawal charge. The maximum withdrawal charge is 8.0% of the Remaining Premium withdrawn during the two years after the Contract is issued. For example, if you make an early withdrawal within the first two Contract Years, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative Interim Value adjustment, taxes, or tax penalties.

In addition, if all or a portion of Contract Value is removed from an Index Account Option before the end of the Index Account Option Term, or you exercise an Intra-Term Performance Lock, we will apply an Interim Value adjustment, which may be negative. The Interim Value adjustment applies upon partial or total withdrawals from the Contract, automatic withdrawals, RMDs, amounts applied to an income option upon annuitization, and payment of the Contract Value element of the death benefit. You could lose up to 100% of your investment due to this Interim Value adjustment. For example, if you allocate $100,000 to a 3-year Index Account Option and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment.
Charges and Adjustments
Are There Transaction Charges?	Yes. In addition to Withdrawal Charges and any negative Interim Value adjustment, you also may be charged for other transactions, such as when you request expedited delivery or wire transfer of funds.	Charges and Adjustments- Transaction Expenses
Are There Ongoing Fees and Expenses?
Yes.
There is an implicit ongoing fee on Index Account Options to the extent that your participation in Index gains is limited by Jackson through the use of a Cap or Performance Trigger Rate. This means that your returns may be lower than your elected Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
Contract Options - Index Account Additional Information About the Index Account Options - Crediting Methods
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract. The Contract currently offers 10% and 20%Buffer Protection Options, which, depending on which option you select, could expose you to up to a 90% loss due to poor Index performance. Protection Option rates could change in the future. Available Buffer Protection Options will always be at least 10%.
Principal Risks

Is this a Short-Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in significant reductions to Contract Value or the Death Benefit (possibly by more than the amount withdrawn).

Withdrawal Charges apply for up to 6 years after your Contract has been issued. They may reduce the value of your Contract if you withdraw money during that time. Amounts withdrawn from your Contract may also be subject to taxes and tax penalties. Amounts removed from an Index Account Option before the end of the Index Account Option Term may also result in a negative Interim Value adjustment and loss of positive Index performance. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Because Index Account Options are designed to mature at the end of the Index Account Option Term, we need to know by the end of the Index Account Option Term whether you intend to reallocate to a different Contract Option. If you do not provide timely allocation instructions by close of business on the Index Account Option Term Anniversary of an expiring Index Account Option Term as to how you would like your Index Account Option Value allocated for your next Index Account Option Term, we will generally (i) renew the Index Account Option into the same Index Account Option Term, if available; or (ii) if the same Crediting Method, Protection Option, or Index you elected is not available, we will reallocate the Index Account Option Value(s) to the Fixed Account. The rates applicable to your new Index Account Option or Fixed Account Option will be the then-current renewal rates associated with your Contract.
Principal Risks Contract Charges Transfers and Reallocations
What Are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Contract Options you choose. Each Contract Option (Index Account Options and Fixed Account Options) has its own unique risks. Withdrawals from an Index Account Option prior to the end of the Index Account Option Term are subject to an Interim Value adjustment. You should review the available Contract Options before making an investment decision.

The Cap Rate, and Performance Trigger Rate, as applicable, will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example, assume the Index return is 15% at the end of the Index Account Option Term:

◦Under a Cap Crediting Method with a 10% Cap Rate, we will credit a 10% Index Adjustment at the end of the Index Account Option Term; and
◦Under a Performance Trigger Crediting Method with a 10% Performance Trigger Rate, we will credit a 10% Index Adjustment at the end of the Index Account Option Term.

The Buffer will limit negative Index returns (e.g., limited protection in the case of market decline). For example, assume an Index return of -25% at the end of the Index Account Option Term:

◦If the Buffer is -10%, we will credit a -15% Index Adjustment at the end of the Index Account Option Term.

The Indexes available for election are price return indexes and not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Jackson of NY. Any obligations (including under any Fixed Account Options and Index Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson of NY. More information about Jackson of NY is available upon request by visiting our website at www.jackson.com or by calling 1-800-599-5651.
Principal Risks
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.

Premium Payments.
•No Premium payments will be accepted after the Contract has been issued.
•The minimum Premium payment must be at least $25,000.
•The maximum Premium payment you may make without our prior approval is $1 million.

Transfers and Reallocations.
•Transfers and reallocations from the Index Account Options are only permitted on Index Account Option Term Anniversaries (which will fall on a Contract Anniversary), unless you exercise an Intra-Term Performance Lock.
•Transfers from the Fixed Account are only permitted on Contract Anniversaries.
Principal Risks Transfers and Reallocations Additional Information About the Index Account Options

Are There Restrictions on the Investment Options? (continued from previous page)
•If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in an Index Account Option until the end of the Index Account Option Term, your only options will be to take a total or partial withdrawal from the Fixed Account Option or Index Account Option, or exercise an Intra-Term Performance Lock from the Index Account Option. Intra-Term Performance Locks and withdrawals out of Index Account Options prior to the end of the Index Account Option Term will be based on the Interim Values of the Index Account Options, and all withdrawals may be subject to Withdrawal Charges, taxes, and tax penalties.

Investment Restrictions.
•Jackson of NY reserves the right to place restrictions on which Contract Options you may select. This includes restrictions to Index Account Option Crediting Methods, Protection Options, Indexes, and Term lengths. If any such restrictions are in place, they will be listed in Appendix A: Investment Options Available Under the Contract.
•The availability of investment options may vary depending on the broker-dealer or financial intermediary through which the Contract is sold. You should discuss with your financial professional any limitations or restrictions on investment options that apply through their broker-dealer.

Our Rights to Change Index Account Options and Indexes Offered Under the Contract.
•We reserve the right to delete or add Index Account Options, Indexes, Crediting Methods, Protection Options, and Index Account Option Terms in the future. There will always be more than one Index Account Option available, and those options will always be identical or similar to one of the options disclosed in this prospectus.
•We may replace an Index if it is discontinued or the Index is no longer available to us or if the Index's calculation changes substantially. Additionally, we may replace an Index if hedging instruments become difficult to acquire or the cost of hedging related to such Index becomes excessive. We may do so at the end of an Index Account Option Term or during an Index Account Option Term.
•We may change the Crediting Method Rates and Protection Option rates of the Index Account Options available under the Contract, subject to the stated guaranteed minimum or maximum rates. Crediting Method and Protection Option rates will not change during an Index Account Option Term.
•There is no guarantee that a particular Index Account Option will be available during the entire time that you own your Contract. We guarantee that at least two Index Account Options will always be available, and that those options will be identical or similar to those outlined in this prospectus.
•If in the future you are not satisfied with the available Index Account Options, you may choose to withdraw your Index Account Option Value or take a total withdrawal from the Contract, but you may be subject to Withdrawal Charges, taxes, and tax penalties, and an Interim Value adjustment if the withdrawal is made before the end of an Index Account Option Term.
◦Certain Index Account Options and Indexes may not be available through your financial professional. You may obtain information about the Index Account Options and Indexes that are available to you by contacting your financial professional.

Appendix D: Financial Intermediary Variations

Are There any Restrictions on Contract Benefits?
Yes.

Intra-Term Performance Lock.
•Intra-Term Performance Locks will be based upon Interim Value calculated at the end of the Business Day after we receive your request. This means you will not be able to determine in advance your "locked in" Index Account Option Value, and it may be higher or lower than it was on the Business Day we received your Intra-Term Performance Lock request.
•An Intra-Term Performance Lock ends the Index Account Option Term for the Index Account Option out of which it is transferred, effectively terminating that Index Account Option. Once an Intra-Term Performance Lock has been processed, it is irrevocable.
Benefits Available Under the Contracts Transfers and Reallocations - Intra-Term Performance Lock Appendix D: Financial Intermediary Variations
Financial Intermediary Variations.
•The availability of Contract benefits may vary depending on the broker-dealer or financial intermediary through which the Contract is sold. You should discuss with your financial professional any limitations or restrictions on Contract benefits that apply through their broker-dealer

	TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes
	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your financial professional may receive compensation for selling this Contract to you in the form of commissions, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.
Distribution of Contracts
Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract rather than continue to own your existing Contract.
Non-Qualified Contracts - 1035 Exchanges

BENEFITS AVAILABLE UNDER THE CONTRACTS

The following tables summarize information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer or financial intermediary through which the Contract is sold. See Appendix H: Financial Intermediary Variations in the prospectus for more information. You can find the prospectus online at www.jackson.com/product-literature-11.html.

Basic Death Benefit (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit
Guarantees your Beneficiaries will receive a benefit at least equal to the greater of your Contract Value or your total Premiums paid reduced for prior withdrawals (including any applicable charges and adjustments) in the same proportion that the Contract Value was reduced on the date of the withdrawal. *For Owners age 81 and older at the time the Contract issued, the basic death benefit is equal to the current Contract Value.
		No additional charge	•Withdrawals could significantly reduce the benefit. •Benefit terminates on annuitization.

Other Add-On Benefits Included With All Contracts At No Additional Cost

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Intra-Term Performance Lock
Allows you to transfer the full Interim Value from your selected Index Account Option into the Short Duration Fixed Account Option, where it will earn the declared Short Duration Fixed Account rate of interest beginning on the Intra-Term Performance Lock Date until the next Contract Anniversary.
None
•Uses the Interim Value calculated at the end of the Business Day after we receive your request. This means you will not be able to determine in advance your "locked in" Index Account Value, and it may be higher or lower than it was on the Business Day we received your request.
•An Intra-Term Performance Lock ends the Index Account Option Term for the Index Account Option out of which it is transferred, effectively terminating that Index Account Option.
•Once an Intra-Term Performance Lock has been processed, it is irrevocable.
•Not available with Performance Trigger Crediting Method options.

End-Term Performance Lock	Automatically transfers any positive Index Adjustment from an Index Account Option to the Fixed Account on the Index Account Option Term Anniversary.	None
•Amounts transferred into the Fixed Account in connection with an End-Term Performance Lock will be unavailable to reallocate to an Index Account Option until the next Contract Anniversary.
•Not available in combination with Automatic Rebalancing.

Rebalancing	Automatically rebalances your Contract Value between eligible Contract Options on the Contract Anniversary based upon the most recent allocation instructions you have provided.	None
•A Contract Option is only eligible for rebalancing at the end of its term.
•Rebalancing will only occur if more than one existing Contract Option's term ends on the same date.
•Not available in combination with End-Term Performance Lock.

BUYING THE CONTRACT

Q. How do I purchase the Jackson Market Link Pro® II Contract?

A. To purchase a Contract, you must complete an application. Your financial professional will submit your application, along with your initial Premium payment, to us. Acceptance of applications is subject to Jackson of NY’s rules. We reserve the right to reject any application or initial Premium payment.

Q. How much can I contribute and how is my Premium payment invested?

A. You may allocate Premium to any available Index Account Option or Fixed Account Option.

	NON-QUALIFIED CONTRACTS	QUALIFIED CONTRACTS
Minimum Initial Premium	$25,000 (under most circumstances)	$25,000
Maximum Total Premiums	$1,000,000 (without prior approval) Jackson of NY reserves the right to lower the maximum.

Q. When will my Premium payment be credited to my account?

A. We will issue your Contract and allocate your Premium payment within two Business Days (days when the New York Stock Exchange is open) after we receive your complete Premium payment and all information that we require for the purchase of a Contract in Good Order, including allocation instructions. We reserve the right to reject a Premium payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your Premium payment, the Contract will not be issued until all such payments are received in Good Order. We reserve the right to hold such multiple payments in a non-interest bearing account until the Issue Date. If we do not receive all information required to issue your Contract, including allocation instructions, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time). No Premium will be accepted after the Contract has been issued.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Q.    Can I access the money in my account during the accumulation phase?

A.    Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge, and/or taxes, including tax penalties). In addition, withdrawals taken from Index Account Options prior to the Index Account Option Term Anniversary are subject to an Interim Value adjustment. Interim Values generally reflect less gain and more downside than would otherwise apply at the end of the Index Account Option Term. The Interim Value adjustment cause you to lose a significant amount of money.

You can have access to the money in your Contract by making a partial or total withdrawal, or by electing the Automatic Withdrawal Program. Withdrawals will reduce the Contract Value of your Contract (including the amount of the death benefit). However, withdrawing the Contract Value of your Contract below a certain level will terminate your Contract.

Q.    Are there limitations and consequences associated with taking money out of my Contract during the accumulation phase?

A.    Yes. These limitations and consequences include:

Limitations on withdrawal amounts
The minimum withdrawal amount is the lesser of $500 or, if less, the entire amount in the applicable Index Account or Fixed Account Option. The minimum withdrawal is $50 under the Automatic Withdrawal Program.

Charges, Interim Value adjustment, and taxes	As described above, when you take out money, there may be Withdrawal Charges, an Interim Value adjustment (for withdrawals from the Index Account Options), and applicable taxes.
Negative impact of withdrawal on benefits and guarantees of your Contract	A withdrawal may have a negative impact on certain standard benefits that you may elect. It may reduce the value of or even terminate certain benefits.

Q.    What is the process to request a withdrawal of money from my Contract?

A.    You can request a withdrawal from the Contract at any time before the Income Date. To request a partial or total withdrawal, you can send a written request in Good Order to one of the following addresses:

Regular Mail P.O. Box 24068, Lansing, Michigan 48909-4068	Express Mail 1 Corporate Way, Lansing, Michigan 48951

Generally, for partial or total withdrawal requests received in Good Order before the end of the Business Day, we will process your request that day. If we receive your request in Good Order after the close of the end of the Business Day, your request will be processed the next Business Day. Generally, Jackson of NY will pay the withdrawal proceeds within seven days of a request in Good Order.

Q.    Can I access the money in my account during the income phase?

A.    The income phase of your Contract occurs when you begin receiving regular income payments from us. You can choose an income option and the date income payments begin (subject to a maximum age). All of the Contract Value must be annuitized. If you annuitize, you may no longer withdraw money at will from your Contract. However, under income options with a specified period, the Beneficiary may request a lump sum payment subject to a commutation fee.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses, and adjustments that you will pay when purchasing, owning, and making partial or total withdrawals from an Index Account Option or from the Contract. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you purchase the Contract, take withdrawals from an Index Account Option or from the Contract, or transfer Contract Value between Contract Options. State premium taxes may also be deducted.
Transaction Expenses

Withdrawal Charge (as a percentage of Remaining Premium)
Completed Years Since Receipt of Premium	0-1	1-2	2-3	3-4	4-5	5-6	6+
Base Schedule	8.0%	8.0%	7.0%	6.0%	5.0%	4.0%	0.0%

Premium Taxes (Percentage of Premium)[1]	Minimum	0.0%
	Maximum	3.5%
Expedited Delivery Charge[2]	Highest Current Charge	$38
Wire Transfers (for withdrawals)[3]	Highest Current Charge	$25
1.    Premium taxes generally range from 0.0% to 3.5%.
2.    We pass the current charges for requested expedited delivery services through to you directly, with no added fees or profits to us. This means these charges are subject to change and are not subject to a maximum. Between Monday and Friday, the current Expedited Delivery Charge is $23. On Saturday, the current Expedited Delivery Charge is $38.

3.    We pass the current charges for requested wire transfer services through to you directly, with no added fees or profits to us. This means these charges are subject to change and are not subject to a maximum. Currently, standard wire fees are $20, and international wire fees are $25.

Adjustments

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Index Account Option or from the Contract before the expiration of a specified period.

Adjustments	Maximum Adjustment
Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of Contract Value allocated to an Index Account Option)	100%
1.An Interim Value adjustment will apply to your Index Account Option Value upon removal of Contract Value from an Index Account Option prior to the end of the Index Account Option Term or exercise of an Intra-Term Performance Lock. The Interim Value adjustment will apply upon partial or total withdrawals from the Contract, automatic withdrawals, required minimum distributions ("RMDs"), amounts applied to an income option upon annuitization, and payment of the Contract Value element of the Death Benefit.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

Annual Contract Expenses

Annual Contract Expenses	Maximum Charge
Administrative Charge	None
Base Contract Charge	None

In addition to the fees described above, we limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The availability of investment options may vary depending on the broker-dealer or financial intermediary through which the Contract is sold. See: Appendix D: Financial Intermediary Variations in the prospectus for more information. You can find the prospectus online at www.jackson.com/product-literature-11.html.

The following is a list of the Index Account Options currently available under the Contract. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with written notice before making any changes other than the changes to current limits on Index gains. Information about current limits on Index gains is available at Jackson.com/RatesJMLP2NY.

Note: If amounts are removed from an Index Account Option before the end of the Index Account Option Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Index Account Option Term.

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
S&P 500[1]	Market Index	1 year	10% Buffer	5.0% Cap Rate, 100% Index Participation Rate
S&P 500[1]	Market Index	1 year	20% Buffer	4.0% Cap Rate, 100% Index Participation Rate
S&P 500[1]	Market Index	1 year	10% Buffer	5.0% Performance Trigger Rate
S&P 500[1]	Market Index	3 years	10% Buffer	15.0% Cap Rate, 100% Index Participation Rate
S&P 500[1]	Market Index	3 years	20% Buffer	12.0% Cap Rate, 100% Index Participation Rate
S&P 500[1]	Market Index	6 years	10% Buffer	30.0% Cap Rate, 100% Index Participation Rate
S&P 500[1]	Market Index	6 years	20% Buffer	24.0% Cap Rate, 100% Index Participation Rate
Russell 2000[1]	Market Index	1 year	10% Buffer	5.0% Cap Rate, 100% Index Participation Rate
Russell 2000[1]	Market Index	1 year	20% Buffer	4.0% Cap Rate, 100% Index Participation Rate
Russell 2000[1]	Market Index	1 year	10% Buffer	5.0% Performance Trigger Rate
Russell 2000[1]	Market Index	3 years	10% Buffer	15.0% Cap Rate, 100% Index Participation Rate
Russell 2000[1]	Market Index	3 years	20% Buffer	12.0% Cap Rate, 100% Index Participation Rate
Russell 2000[1]	Market Index	6 years	10% Buffer	30.0% Cap Rate, 100% Index Participation Rate

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
Russell 2000[1]	Market Index	6 years	20% Buffer	24.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	1 year	10% Buffer	5.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	1 year	20% Buffer	4.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	1 year	10% Buffer	5.0% Performance Trigger Rate
MSCI EAFE[1]	Market Index	3 years	10% Buffer	15.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	3 years	20% Buffer	12.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	6 years	10% Buffer	30.0% Cap Rate, 100% Index Participation Rate
MSCI EAFE[1]	Market Index	6 years	20% Buffer	24.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	1 year	10% Buffer	5.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	1 year	20% Buffer	4.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	1 year	10% Buffer	5.0% Performance Trigger Rate
MSCI Emerging Markets[1]	Market Index	3 years	10% Buffer	15.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	3 years	20% Buffer	12.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	6 years	10% Buffer	30.0% Cap Rate, 100% Index Participation Rate
MSCI Emerging Markets[1]	Market Index	6 years	20% Buffer	24.0% Cap Rate, 100% Index Participation Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Buffer	5.0% Cap Rate, 100% Index Participation Rate
MSCI KLD 400 Social[1]	Market Index	1 year	20% Buffer	4.0% Cap Rate, 100% Index Participation Rate
MSCI KLD 400 Social[1]	Market Index	1 year	10% Buffer	5.0% Performance Trigger Rate
MSCI KLD 400 Social[1]	Market Index	3 years	10% Buffer	15.0% Cap Rate, 100% Index Participation Rate

Index	Type of Index	Term	Current Limit on Index Loss (if held until the end of the Index Account Option Term)	Guaranteed Minimum Crediting Method Rate (for the life of the Index Account Option)
MSCI KLD 400 Social[1]	Market Index	3 years	20% Buffer	12.% Cap Rate, 100% Index Participation Rate
MSCI KLD 400 Social[1]	Market Index	6 years	10% Buffer	30.0% Cap Rate, 100% Index Participation Rate
MSCI KLD 400 Social[1]	Market Index	6 years	20% Buffer	24.0% Cap Rate, 100% Index Participation Rate

1.All Indexes are price return indexes and not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

We reserve the right to delete or add Index Account Options, Indexes, Crediting Methods, Protection Options, and Index Account Option Terms in the future. There will always be more than one Index Account Option available, and those options will always be identical or similar to one of the options disclosed in this prospectus. When offered, available Buffer rates are guaranteed to be no less than 10%. There will always be at least one Protection Option available for election.

The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-year	2.40%
Short Duration Fixed Account Option	Until the next Contract Anniversary following exercise of Intra-Term Performance Lock or spousal continuation	2.40%

Back Cover Page

This summary prospectus incorporates by reference the Jackson Market Link Pro® II prospectus and Statement of Additional Information (SAI), both dated April 27, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR contract identifier #C000260302
B-1